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                                                                    EXHIBIT 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K into the Company's previously filed Registration Statement File No. 333-91731.

                                          /s/ Arthur Andersen LLP

Boston, Massachusetts
March 30, 2000